Land Use Rights, Net	12 Months Ended
Dec. 31, 2015
Land Use Rights, Net
8.	LAND USE RIGHTS, NET

	December 31,
	2014	2015
Land use rights	$11,045	$10,580
Less: accumulated amortization	(798)	(977)

Land use rights, net	$10,247	$9,603

Amortization expenses for land use rights totaled $ $223, $222 and $218 for the years ended December 31, 2013, 2014 and 2015, respectively. Future amortization expenses are $218 per year for each of the next five years after December 31, 2015.

The land use right owned by 17FOXSY with a carrying value of $2,129 at December 31, 2015, is pledged for the three-year loan of $4,631 (RMB 30 million) with a remaining principle of $2,316 as of December 31, 2015 (see Note 14).